                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               DECEMBER 13, 1996


                           NOBLE DRILLING CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                       0-13857                     73-0374541
(State or other                 (Commission                  (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



           10370 Richmond Avenue, Suite 400, Houston, Texas  77042
       (Address of principal executive offices)            (Zip Code)



             Registrant's telephone number, including area code:

                               (713) 974-3131

Item 2.  Acquisition or Disposition of Assets.

     On December 13, 1996, Noble Drilling Corporation (unless otherwise required by the context, together with its consolidated subsidiaries, the "Company") completed its previously announced agreement to sell its land drilling assets. The sale price was $60 million in cash. The Company had previously announced that it had entered into an Asset Purchase Agreement dated November 15, 1996 by and between the Company, Noble Properties, Inc. and Noble Drilling (Canada) Ltd. and Nabors Industries, Inc. ("Nabors").

     The assets sold consisted principally of (i) 19 marketed land drilling rigs and 28 mothballed land drilling rigs, (ii) certain inventory related to the maintenance and operation of the rigs, (iii) leasehold interests and real property fee interests related to the maintenance and operation of the rigs and
(iv) drilling contracts for the employment of the rigs in existence on the closing date. The assets sold were transferred at the closing to certain subsidiaries of Nabors pursuant to an Agreement dated December 13, 1996 by and among the Company, Noble Properties, Inc., Noble Drilling (Canada) Ltd., Noble Drilling (U.S.) Inc. and Noble Drilling Land Limited, and Nabors Industries, Inc., Nabors Drilling USA, Inc. and Nabors Drilling Limited.

Item 7.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

     The pro forma financial information required by this item of Form 8-K is filed as part of this Report.

(c)  Exhibits.


         Exhibit 2.1 -    Asset Purchase Agreement dated November 15, 1996 by
                          and between Noble Drilling Corporation, Noble
                          Properties, Inc. and Noble Drilling (Canada) Ltd. and
                          Nabors Industries, Inc.

         Exhibit 2.2 -    Agreement dated December 13, 1996 by and among Noble
                          Drilling Corporation, Noble Properties, Inc., Noble
                          Drilling (Canada) Ltd., Noble Drilling (U.S.) Inc.
                          and Noble Drilling Land Limited, and Nabors
                          Industries, Inc., Nabors Drilling USA, Inc. and
                          Nabors Drilling Limited.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 27, 1996                   NOBLE DRILLING CORPORATION


                                           By: /s/ Byron L. Welliver
                                               --------------------------------
                                                 Byron L. Welliver,
                                                 Senior Vice President-Finance,
                                                 Treasurer and Controller

                  NOBLE DRILLING CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following sets forth the unaudited pro forma consolidated balance sheet of the Company as of September 30, 1996 and the unaudited pro forma consolidated statements of operations for the Company for the nine months ended September 30, 1996 and the year ended December 31, 1995, after giving effect to the sale of the Company's land drilling assets on December 13, 1996 for $60 million in cash. The unaudited pro forma consolidated statements of operations assume that the sale occurred as of January 1, 1995, and the unaudited pro forma consolidated balance sheet assumes that the sale occurred on September 30, 1996.

     The following unaudited pro forma consolidated financial statements should be read in conjunction with the unaudited consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995. The pro forma information may not be indicative of what the financial condition or results of operations of the Company would have been, had the sale been completed on the dates assumed, nor is such information necessarily indicative of the financial condition or results of operations of the Company that may exist in the future.

                  NOBLE DRILLING CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                 (In thousands)


                                                                       COMPANY            SALE OF
                                                                      HISTORICAL         LAND RIGS          PRO FORMA
                                                                      ----------         ---------          ---------
 ASSETS
 CURRENT ASSETS
   Cash and cash equivalents . . . . . . . . . . . . . . . . .        $   143,841         $  60,000  A      $   203,841
   Investment in marketable equity securities  . . . . . . . .              1,749                --               1,749
   Investment in marketable debt securities  . . . . . . . . .             27,530                --              27,530
   Accounts receivable . . . . . . . . . . . . . . . . . . . .            108,222                --             108,222
   Inventories . . . . . . . . . . . . . . . . . . . . . . . .             39,632                --              39,632
   Other current assets  . . . . . . . . . . . . . . . . . . .             45,904                --              45,904
                                                                      -----------         ---------         -----------
        Total current assets . . . . . . . . . . . . . . . . .            366,878            60,000             426,878
                                                                      -----------         ---------         -----------
 PROPERTY AND EQUIPMENT
   Drilling equipment and facilities . . . . . . . . . . . . .          1,246,842          (145,943)  B       1,100,899
   Other . . . . . . . . . . . . . . . . . . . . . . . . . . .             26,379            (3,383)  B          22,996
                                                                      -----------         ---------         -----------
                                                                        1,273,221          (149,326)          1,123,895
   Accumulated depreciation  . . . . . . . . . . . . . . . . .           (349,189)          136,968   B        (212,221)
                                                                      -----------         ---------         -----------
                                                                          924,032           (12,358)            911,674
                                                                      -----------         ---------         -----------
 OTHER ASSETS  . . . . . . . . . . . . . . . . . . . . . . . .             12,181                --              12,181
                                                                      -----------         ---------         -----------
                                                                      $ 1,303,091         $  47,642         $ 1,350,733
                                                                      ===========         =========         ===========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 CURRENT LIABILITIES
   Short-term debt and current installments of long-term debt         $     6,088                --         $     6,088
   Accounts payable  . . . . . . . . . . . . . . . . . . . . .             44,370                --              44,370
   Accrued payroll and related costs . . . . . . . . . . . . .             22,025                --              22,025
   Taxes payable . . . . . . . . . . . . . . . . . . . . . . .             15,360             3,936  C           19,296
   Interest payable  . . . . . . . . . . . . . . . . . . . . .              8,630                --               8,630
   Other current liabilities . . . . . . . . . . . . . . . . .             64,473             2,200  D           66,673
                                                                      -----------         ---------         -----------
        Total current liabilities  . . . . . . . . . . . . . .            160,946             6,136             167,082
 LONG-TERM DEBT  . . . . . . . . . . . . . . . . . . . . . . .            250,532                --             250,532
 OTHER LIABILITIES . . . . . . . . . . . . . . . . . . . . . .                859            11,731  C           12,590
 MINORITY INTEREST . . . . . . . . . . . . . . . . . . . . . .                904                --                 904
                                                                      -----------         ---------         -----------
                                                                          413,241            17,867             431,108
                                                                      -----------         ---------         -----------
 SHAREHOLDERS' EQUITY
   Preferred stock . . . . . . . . . . . . . . . . . . . . . .              4,025                --               4,025
   Common stock  . . . . . . . . . . . . . . . . . . . . . . .             12,185                --              12,185
   Capital in excess of par value. . . . . . . . . . . . . . .            907,146                --             907,146
   Unrealized losses on marketable securities  . . . . . . . .                (60)               --                 (60)
   Minimum pension liability . . . . . . . . . . . . . . . . .             (3,403)               --              (3,403)
   Cumulative translation adjustment . . . . . . . . . . . . .             (2,049)               --              (2,049)
   Retained earnings (Accumulated deficit) . . . . . . . . . .            (26,131)           29,775  E            3,644
   Treasury stock, at cost . . . . . . . . . . . . . . . . . .             (1,863)               --              (1,863)
                                                                      -----------         ---------         -----------
                                                                          889,850            29,775             919,625
                                                                      -----------         ---------         -----------
 COMMITMENTS AND  CONTINGENCIES. . . . . . . . . . . . . . . .                 --                --                  --
                                                                      -----------         ---------         -----------
                                                                      $ 1,303,091        $   47,642         $ 1,350,733
                                                                      ===========        ==========         ===========


         See accompanying notes to the pro forma financial statements.

                  NOBLE DRILLING CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (In thousands, except per share amounts)


                                                                          COMPANY            SALE OF
                                                                        HISTORICAL          LAND RIGS         PRO FORMA
                                                                        ----------          ---------         ---------

 OPERATING REVENUES
   Contract drilling services  . . . . . . . . . . . . . . . . . .   $  238,891          $  (18,317)  F       $  220,574
   Labor contract drilling services  . . . . . . . . . . . . . . .       24,247                  --               24,247
   Turnkey drilling services . . . . . . . . . . . . . . . . . . .       98,782                  --               98,782
   Engineering and consulting services . . . . . . . . . . . . . .        4,084                  --                4,084
   Other revenue . . . . . . . . . . . . . . . . . . . . . . . . .        6,511                (107)  F            6,404
                                                                     ----------          ----------           ----------
                                                                        372,515             (18,424)             354,091
                                                                     ----------          ----------           ----------
 OPERATING COSTS AND EXPENSES
   Contract drilling services  . . . . . . . . . . . . . . . . . .      142,634             (13,439)  F          129,195
   Labor contract drilling services  . . . . . . . . . . . . . . .       17,474                  --               17,474
   Turnkey drilling services . . . . . . . . . . . . . . . . . . .       70,394                  --               70,394
   Engineering and consulting services . . . . . . . . . . . . . .        2,625                  --                2,625
   Other expense . . . . . . . . . . . . . . . . . . . . . . . . .        3,910                (178)  F            3,732
   Depreciation and amortization . . . . . . . . . . . . . . . . .       32,904                (844)  F           32,060
   Selling, general and administrative . . . . . . . . . . . . . .       38,517              (1,619)  F           36,898
   Impairments, net of gains on asset sales  . . . . . . . . . . .           73                  --                   73
   Minority interest . . . . . . . . . . . . . . . . . . . . . . .         (101)                 --                 (101)
                                                                     ----------          ----------           ----------
                                                                        308,430             (16,080)             292,350
                                                                     ----------          ----------           ----------
 OPERATING INCOME  . . . . . . . . . . . . . . . . . . . . . . . .       64,085              (2,344)              61,741

 OTHER INCOME (EXPENSE)
   Interest expense  . . . . . . . . . . . . . . . . . . . . . . .      (12,906)                 --              (12,906)
   Interest income . . . . . . . . . . . . . . . . . . . . . . . .        4,030                (165)  F            3,865
   Other, net  . . . . . . . . . . . . . . . . . . . . . . . . . .        2,447                (607)  F            1,840
                                                                     ----------          ----------           ----------

 INCOME BEFORE INCOME TAXES  . . . . . . . . . . . . . . . . . . .       57,656              (3,116)              54,540

 INCOME TAX PROVISION  . . . . . . . . . . . . . . . . . . . . . .       (5,456)                283   F           (5,173)
                                                                     ----------          ----------           ----------

 NET INCOME  . . . . . . . . . . . . . . . . . . . . . . . . . . .       52,200              (2,833)              49,367

 PREFERRED STOCK DIVIDENDS . . . . . . . . . . . . . . . . . . . .       (4,529)                 --               (4,529)
                                                                     ----------          ----------           ----------

 NET INCOME APPLICABLE TO COMMON SHARES  . . . . . . . . . . . . .   $   47,671          $   (2,833)          $   44,838
                                                                     ==========          ==========           ==========

 NET INCOME APPLICABLE TO COMMON SHARES PER SHARE  . . . . . . . .   $     0.45                               $     0.43

 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING  . . . . . . . . . . .      104,968                                  104,968



         See accompanying notes to the pro forma financial statements.

                               INDEX TO EXHIBITS



Exhibit Number                          Exhibit
--------------                     -------------------
2.1 -                     Asset Purchase Agreement dated November 15, 1996
                          by and between Noble Drilling Corporation, Noble
                          Properties, Inc. and Noble Drilling (Canada) Ltd.
                          and Nabors Industries, Inc.


2.2 -                     Agreement dated December 13, 1996 by and among
                          Noble Drilling Corporation, Noble Properties, Inc.,
                          Noble Drilling (Canada) Ltd., Noble Drilling (U.S.)
                          Inc. and Noble Drilling Land Limited, and Nabors
                          Industries, Inc., Nabors Drilling USA, Inc. and Nabors
                          Drilling Limited.